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THE WARRANTS AND COMMON STOCK ISSUABLE UPON EXERCISE OF WARRANTS HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT"), AND THE WARRANTS AND COMMON STOCK ISSUABLE ON EXERCISE OF WARRANTS MAY NOT BE SOLD UNLESS THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING THE WARRANTS AND COMMON STOCK OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT

 THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS
     RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN

                            VIANET TECHNOLOGIES, INC.

                           CLASS B WARRANT CERTIFICATE

Exercisable Commencing _________, 2000 through 5:00 P.M., New York City time, on _________, 2005

WARRANT TO PURCHASE (Number)                                       No. W-___
SHARES OF COMMON STOCK

         This is to certify that, for value received, _________, residing at _________, or assigns (the "Holder" or "Holders") is entitled to purchase, subject to the provisions of this warrant, from Vianet Technologies, Inc., a Nevada corporation (the "Company"), having a principal place of business located at 83 Mercer Street, 3rd Floor, New York, New York 10012, _________ (_________) shares of the common stock, $.01 par value, of the Company (the "Common Stock"), at any time during the five year period commencing _________, 2000 (the "Exercise Commencement Date") until 5:00 P.M., New York City time, on _________, 2005 (which shall be referred to herein as the "Exercise Term"), at an exercise price of $2.50 per share (the "Exercise Price"), upon surrender of this Warrant Certificate and payment of the applicable Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement, of even date herewith. Payment of the Exercise Price shall be made by certified check or money order payable to the order of the Company.

         No Warrant may be exercised after 5:00 p.m., New York time, on _________, 2005, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrant evidenced by this Warrant Certificate is part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement between the Company and the Holders, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable upon the exercise of this Warrant, may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number an/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate of Warrants of like tenor and evidencing in the aggregate a like number of Warrant shall be issued to the transferee(s) in exchange a provided herein, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this certificate this ____ day of _________, 2000.

                                            VIANET TECHNOLOGIES, INC.


                                             By:_______________________________
                                                Jeremy Posner, Chairman